UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Plan Participant,

As an owner of Apartment Investment and Management Company (Aimco) via shares held in your Aimco Employee Stock Purchase Plan (ESPP) account, you are able to participate and share in the future and prosperity of our company.

As a plan participant it is important that you vote on matters that are put before stockholders each year at the Aimco Annual Stockholders Meeting. At this year’s meeting, stockholders are being asked to elect three directors to the Board of Directors, approve, on an advisory basis, the compensation of named executive officers and approve the ratification of the auditors. Voting your shares only takes a minute and can be done electronically or via the phone. The enclosed voting instruction form gives precise instructions as to how to vote your shares.

We are proud that you are all owners and want to make sure you know that your vote is appreciated, especially this year. You may also receive information from Land and Buildings Investment Management LLC or its affiliates (“Land & Buildings”) who have initiated a proxy contest and are looking to replace two of your highly qualified directors. We believe that the two candidates proposed by Land & Buildings do not bring any relevant expertise that is not already well represented on the Board and the election of Land & Buildings candidates would remove expertise from the current Board that is critical to our success.

Under your current Board and management team and thanks to your hard work, Aimco has been growing and building on our strategic plan. We believe that a vote for Land & Buildings could harm Aimco and the value of your investment. It is important that you vote and protect the future of the Company and the value of your investment.

You can contact MacKenzie Partners which is assisting us in this year’s Annual Stockholders Meeting should you require any assistance in voting your shares. You can reach MacKenzie at 800-322-2885 or via email at proxy@mackenziepartners.com.

Be sure to vote only the enclosed WHITE Universal Proxy card and vote your ESPP shares early as the cutoff to vote your ESPP shares is a few days before the Annual Meeting. Your vote needs to be received by 6:00 a.m. ET on December 14, 2022.

We appreciate your support and continued hard work.

Jennifer Johnson

Executive Vice President, Chief Administrative Officer and General Counsel

4582 S. Ulster St. . Suite 1450 . Denver, Colorado 80237 . 833-373-1300 . 303-224-7900

W H I T E   V O T I N G   I N S T R U C T I O N   F O R M

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Internet and telephone voting are available 24 hours a day, 7 days a week.

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions prior to 6:00 a.m. Eastern time on Wednesday, December 14, 2022. Have your voting instruction card in hand when you access the web site and follow the instructions to create an electronic voting instruction form.

OR

VOTE BY TELEPHONE – 1-888-693-8683

Use any touch-tone telephone to transmit your voting instructions prior to 6:00 a.m. Eastern time on Wednesday, December 14, 2022. Have your voting instruction card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230-1150.

If you submit your voting instructions by Internet or by telephone, you do NOT need to mail back your voting instruction form.

Your Internet or telephone vote instructs the Administrator to vote your shares in the same manner as if you marked, signed and returned your voting instruction form.

CONTROL NUMBER è

ê  If submitting by mail, please sign and date the card below and fold and detach card at perforation before mailing.  ê

WHITE VOTING INSTRUCTION CARD

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

ANNUAL MEETING OF STOCKHOLDERS

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 16, 2022 AT 9:00 A.M. MOUNTAIN TIME

To Computershare, Administrator:

Pursuant to the provisions of the Apartment Investment and Management Company Employee Stock Purchase Plan, you are instructed to vote the shares of Apartment Investment and Management Company common stock allocated to my Plan account as of October 26, 2022 at the Annual Meeting of Stockholders of Apartment Investment and Management Company to be held on December 16, 2022, and at any adjournment or postponement thereof, as indicated on this voting instruction card, and upon all motions and resolutions which may properly come before said meeting and any adjournments or postponements thereof.

To participants in the Apartment Investment and Management Company Employee Stock Purchase Plan:

This Voting Instruction Card when properly executed will be voted in the manner directed herein by the undersigned participant. If you mark a vote with respect to less than three (3) nominees in Proposal 1, your shares will only be voted FOR those nominees you have so marked. If you vote FOR more than three (3) nominees, all of your votes on Proposal 1 will be invalid and will not be counted. If you sign but do not otherwise complete the card, you will be instructing the Administrator to vote all of your allocated shares in accordance with the recommendations of the Apartment Investment and Management Company Board of Directors. The Administrator will vote all shares as instructed by Plan participants.

Signature

Date
NOTE: Please sign exactly as name appears hereon.

(Continued and to be marked on the other side)

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

ANNUAL MEETING OF STOCKHOLDERS

SIGN, DATE AND MAIL YOUR WHITE VOTING INSTRUCTION CARD TODAY,

UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY. YOUR VOTE, WHETHER BY

INTERNET, MAIL OR TELEPHONE, MUST BE RECEIVED PRIOR TO 6:00 A.M. EASTERN TIME

ON WEDNESDAY, DECEMBER 14, 2022 TO BE INCLUDED IN THE VOTING RESULTS.

ê If submitting by mail, please sign and date the card and fold and detach card at perforation before mailing. ê

Apartment Investment and Management Company Annual Meeting	WHITE VOTING INSTRUCTION CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THREE (3) COMPANY NOMINEES AND NOT TO VOTE FOR ANY OF THE REMAINING TWO (2) LAND & BUILDINGS NOMINEES LISTED IN PROPOSAL 1 BELOW.

1.

To elect three (3) directors, for a term of two years each, to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified – Vote “FOR” up to three (3) nominees in total. You are permitted to vote for fewer than three (3) nominees. If you vote “FOR” fewer than three (3) nominees, your shares will only be voted “FOR” those nominees you have so marked. If you vote “FOR” more than three (3) nominees, all of your votes on Item 1 will be invalid and will not be counted.

COMPANY NOMINEES				LAND & BUILDINGS NOMINEES OPPOSED BY THE COMPANY

The Board of Directors recommends a vote “FOR”				The Board of Directors recommends that you do NOT vote for any of
the following three (3) Company Nominees:				the following two (2) Land & Buildings Nominees:

		FOR	WITHHOLD			FOR	WITHHOLD
(1A)	Jay Paul Leupp	❑	❑	(1D)	Michelle Applebaum	❑	❑
(1B)	Michael A. Stein	❑	❑	(1E)	James P. Sullivan	❑	❑
(1C)	R. Dary Stone	❑	❑

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

2.	To ratify the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022.

❑ FOR	❑ AGAINST	❑ ABSTAIN

3.	To conduct an advisory vote on executive compensation.

❑ FOR	❑ AGAINST	❑ ABSTAIN

Continued and to be signed on the reverse side